Exhibit 10.11
EXECUTION VERSION
SUPPLEMENTAL INDENTURE NO. 2
This SUPPLEMENTAL INDENTURE NO. 2, dated as of March 15, 2022 (this “Supplemental Indenture”), by and among CLNC 2019-FL1, Ltd., as issuer (the “Issuer”), CLNC 2019-FL1, LLC, as co-issuer (the “Co-Issuer”), BrightSpire Capital Advancing Agent, LLC (f/k/a CLNC Advancing Agent, LLC), as advancing agent (the “Advancing Agent”), U.S. Bank Trust Company, National Association (successor in interest to U.S. Bank National Association) (“U.S. Bank Trust Co.”), as trustee (in such capacity, the “Trustee”), U.S. Bank Trust Co., as note administrator (in such capacity, the “Note Administrator”) and U.S. Bank National Association, as custodian (in such capacity, the “Custodian”), amends the Indenture, dated as of October 22, 2019, by and among the Issuer, the Co-Issuer, the Trustee, the Note Administrator and the Advancing Agent, as amended by that certain Supplemental Indenture No. 1, dated as of July 20, 2021 (as so amended and supplemented, the “Indenture”).
RECITALS
WHEREAS, the Issuer and the Co-Issuer have heretofore executed and delivered the Indenture and Supplemental Indenture No. 1 to the other parties thereto;
WHEREAS, pursuant to Section 2.17(a) of the Indenture, on April 13, 2021, the Collateral Manager provided notice of the occurrence of a Benchmark Transition Event;
WHEREAS, pursuant to Section 2.17(a) of the Indenture, on November 29, 2021, the Collateral Manager provided notice of the occurrence of a subsequent Benchmark Transition Event;
WHEREAS, Section 8.1(b)(iv) and (v) of the Indenture provide that, notwithstanding Section 8.1(a), Section 8.2 or any other provision of the Indenture, and without the consent of the Holders of any Notes or any Preferred Shareholders, and without the satisfaction of the Rating Agency Condition, the Issuer, the Co-Issuer, when authorized by Board Resolutions of the Co-Issuers, the Trustee and the Note Administrator, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee and the Note Administrator, upon the direction of the Collateral Manager, to make Benchmark Replacement Conforming Changes and/or provide for the Notes of each Class to bear interest based on the applicable Benchmark Replacement from and after the related Benchmark Replacement Date;
WHEREAS, the parties hereto are entering into this Supplemental Indenture at the direction of the Collateral Manager to (i) provide for the Notes of each Class to bear interest based on Adjusted Term SOFR from and after the related Benchmark Replacement Date and (ii) make Benchmark Replacement Conforming Changes;
WHEREAS, in accordance with the Indenture, by the execution and delivery of this Supplemental Indenture, the parties hereby amend the Indenture to the extent and on the terms set forth in this Supplemental Indenture;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows for the benefit of the other parties and for the benefit of the Noteholders:
1.Defined Terms. Capitalized terms used in this Supplemental Indenture and not defined herein shall have the meanings assigned to such terms in the Indenture.

2.Amendments.
(a) The following definitions shall be replaced, amended or added to Section 1.1 of the Indenture, as applicable:
(i)“Benchmark”: (i) Initially (and prior to the Interest Accrual Period described in clause (ii) hereof), LIBOR (as determined in accordance with the provisions set forth in Schedule B-1 hereto), (ii) from (and including) and after the Interest Accrual Period commencing June 19, 2021 (subject to clause (iii) hereof), Adjusted Compounded SOFR as determined in accordance with the provisions set forth in Schedule B-2 hereto, and (iii) from (and including) and after the Interest Accrual Period commencing February 19, 2022, Adjusted Term SOFR as determined in accordance with the provisions set forth in Schedule B-3 hereto; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.
(ii)“Benchmark Determination Date”: With respect to any Interest Accrual Period, (i) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the second London Banking Day preceding the first day of such Interest Accrual Period, (ii) if the Benchmark is Adjusted Compounded SOFR, 3:00 p.m. (New York time) on the second SOFR Business Day preceding the first day of such Interest Accrual Period, (iii) if the Benchmark is Adjusted Term SOFR, the second SOFR Business Day preceding the first day of such Interest Accrual Period, and (iv) if the Benchmark is not LIBOR, Adjusted Compounded SOFR, or Adjusted Term SOFR, the date (and time, if applicable) determined by the Collateral Manager in accordance with the applicable Benchmark Replacement Conforming Changes; provided, however, that notwithstanding the occurrence of a Benchmark Replacement Date, until a Benchmark Replacement has been selected in accordance with the provisions of this Indenture, the then-current Benchmark will remain in effect.
(iii)“Reference Time”: With respect to any determination of the Benchmark (i) if the Benchmark is LIBOR, 11:00 a.m. (London time) on the Benchmark Determination Date, (ii) if the Benchmark is Adjusted Compounded SOFR, 3:00 p.m. (New York time) on the Benchmark Determination Date, (iii) if the Benchmark is Adjusted Term SOFR, 6:00 a.m. (New York time) on the Benchmark Determination Date and (iv) if the Benchmark is not LIBOR, Adjusted Compounded SOFR or Adjusted Term SOFR, the time determined by the Collateral Manager in accordance with the Benchmark Replacement Conforming Changes on the Benchmark Determination Date.
(b)Section 1.1 of the Indenture is hereby amended by changing the following definitions as follows:

(i)The definition of “Benchmark Replacement Adjustment” is amended by deleting the words “With respect to any Benchmark Replacement other than Adjusted Compounded SOFR” and inserting, in lieu thereof, the words “ With respect to any Benchmark Replacement other than Adjusted Compounded SOFR and Adjusted Term SOFR”.

(ii)The definition of “SOFR Business Day” is amended by changing the term “SOFR Administrator” appearing therein to be “Term SOFR Administrator” and by changing the term “ SOFR” appearing therein to be “the Term SOFR Reference Rate”.
(iii)The defined term “Term SOFR” is amended by adding, as a new paragraph at the end thereof, the following:
“Notwithstanding the foregoing and for the avoidance of doubt, in relation to the occurrence of a Benchmark Replacement Date on February 17, 2022 in respect of a redetermination of the Benchmark Replacement to Term SOFR pursuant to Section 2.17(b), Adjusted Term SOFR will be the Benchmark Replacement, and for such purpose Term SOFR will be determined on the basis of the Term SOFR Reference Rate published by the Term SOFR Source and in accordance with the provisions set forth in Schedule B-3 hereto on each applicable Benchmark Determination Date.”
(c)Section 1.1 of the Indenture is hereby amended by inserting therein the following definitions, each of which shall be deemed to appear in accordance with alphabetical ordering therein:
(i)“Term SOFR Reference Rate”: The meaning set forth in Schedule B-3 attached hereto.
(ii)“Adjusted Term SOFR”: The sum of the Term SOFR Reference Rate (determined in accordance with the provisions set forth in Schedule B-3 hereto) plus 0.11448%.
(iii)“Term SOFR Administrator”: The CME Group Benchmark Administration Limited, or a successor administrator of the Term SOFR Reference Rate selected by the Relevant Governmental Body as the administrator of the Term SOFR Reference Rate.
(iv)“Term SOFR Source”: The website of the Term SOFR Administrator, currently at https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html (or other means of access as is identified on such website), or at such other page as may replace such page on the website of the Term SOFR Administrator, or any successor source that may be selected or recommended by the Relevant Governmental Body from time to time for the rate currently identified as the 1 Month CME Term SOFR Reference Rate.
(d)Section 7.14(a) is hereby amended, in the first sentence thereof, by deleting the words “Schedule B-1 attached hereto” therein and inserting, in lieu thereof, the words “Schedule B-1 attached hereto, Schedule B-2 attached hereto, or Schedule B-3 attached hereto, as applicable”.
(e)For the avoidance of doubt, in accordance with the definition of “Benchmark” set forth above, the first Benchmark Determination Date upon which Term SOFR will be calculated under the Indenture will be February 17, 2022, and Adjusted Term SOFR will apply to the Interest Accrual Period commencing in February 2022 for payment on the Payment Date occurring in March 2022.
(f)Schedule I hereto shall be added as Schedule B-3 to the Indenture.

3.Effectiveness.
The Issuer and the Co-Issuer hereby confirm to the other parties hereto that the conditions precedent to the effectiveness of this Supplemental Indenture have been satisfied.
4.Effect on Successors and Assigns.
The provisions of this Supplemental Indenture shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and Noteholders.
5.Counterparts and Signatures.
This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Supplemental Indenture shall be valid, binding and enforceable against a party (and any respective successors and permitted assigns thereof) when executed and delivered by an authorized individual on behalf of such party by means of (i) an original manual signature, (ii) a faxed, scanned or photocopied manual signature or (iii) any other electronic signature permitted by the U.S. Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signature law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case, to the extent applicable; provided that original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. Each faxed, scanned or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity and legal effect as an original manual signature, and shall be equally admissible for evidentiary purposes. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Delivery of an executed counterpart of a signature page of this Supplemental Indenture in Portable Document Format (PDF) or by electronic transmission shall be as effective as delivery of a manually executed original counterpart to this Supplemental Indenture.
6.Headings.
The headings in this Supplemental Indenture are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
7.Indenture in Full Force and Effect as Amended.
Upon execution of this Supplemental Indenture, the Indenture shall be, and be deemed to be, modified and amended in accordance with this Supplemental Indenture. Except as specifically amended hereby, all of the terms and conditions of the Indenture are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. All references to the Indenture in any other document or instrument shall be deemed to mean the Indenture as amended by this Supplemental Indenture. This Supplemental Indenture shall not constitute a novation of the Indenture but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Indenture, as amended by this Supplemental Indenture, as though the terms and obligations of the Indenture were set forth herein.

8.Governing Law, Waiver of Jury Trial.
THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTIONS CONTEMPLATED HEREBY.
9.The Trustee and the Note Administrator.
(a)    Without prejudice to any rights and protections provided to the Trustee and the Note Administrator under the Indenture, the Trustee and the Note Administrator (including in its capacity as Calculation Agent) shall not have any (i) responsibility or liability for the selection or determination of a Benchmark Replacement or Benchmark Replacement Confirming Changes, and shall be entitled to rely upon any such selection or determination by the Collateral Manager, or (ii) responsibility or liability for any failure or delay in performing their respective duties under the Indenture as a result of the unavailability of LIBOR. The Trustee and the Note Administrator shall be entitled to rely upon the notices provided by the Collateral Manager facilitating or specifying the Benchmark Replacement, Benchmark Replacement Date, Benchmark Replacement Conforming Changes and such other administrative procedures with respect to the calculation of any Benchmark Replacement.
(b)    Neither the Trustee nor the Note Administrator (including in its capacity as Calculation Agent) shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture, which has been prepared by the Collateral Manager as contemplated by the Indenture, and is being entered into at the direction of the Collateral Manager in accordance with the Indenture.

Signature pages follow.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered as of the day and year first above written.
CLNC 2019-FL1, LTD., as Issuer
By:    /s/ David A. Palamé
Name: David A. Palamé
Title: Director
CLNC 2019-FL1, LLC, as Co-Issuer
By:    /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
BRIGHTSPIRE CAPITAL ADVANCING AGENT, LLC, as Advancing Agent
By:    /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
    CLNC 2019-FL1 – Supplemental Indenture No. 2

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By: /s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Note Administrator
By:    /s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President
U.S. BANK NATIONAL ASSOCIATION, as Custodian
By: /s/ Scott DeRoss
Name: Scott DeRoss
Title: Senior Vice President

    CLNC 2019-FL1 – Supplemental Indenture No. 2

Schedule I
to Supplemental Indenture No. 2
SCHEDULE B-3
Calculation of the Benchmark
Calculation of Term SOFR (to determine Adjusted Term SOFR).
    Term SOFR with respect to any applicable Interest Accrual Period shall be determined by the Calculation Agent in accordance with the following provisions:
1.    On each applicable Benchmark Determination Date, Term SOFR shall be the rate, as obtained by the Calculation Agent, for the Term SOFR Reference Rate for such date published on the Term SOFR Source. As used herein, “Term SOFR Reference Rate” means the 1 Month CME Term SOFR Reference Rate published by the Term SOFR Source.
2.    If, on any Benchmark Determination Date, the Term SOFR Reference Rate does not appear on the Term SOFR Source by 5:00 p.m. (New York time), then the Term SOFR Reference Rate for such Benchmark Determination Date shall be the Term SOFR Reference Rate on the last SOFR Business Day preceding such Benchmark Determination Date for which such rate was published.
3.    Notwithstanding the foregoing, in no event will Adjusted Term SOFR be less than zero.
4.    In making the above calculations, all percentages resulting from the calculation will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (0.00001%).
    As used herein, “1 Month CME Term SOFR Reference Rate” means the rate included in the “CME Term SOFR Reference Rates” published daily by the Term SOFR Source (or as may be published by such successor Term SOFR Administrator as may be applicable), currently at https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html (or as may appear on such a successor Term SOFR Source as may be applicable), and identified therein as “1 Month” Term SOFR.
Sch. B-3-1